UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2006


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                   1-6453                  95-2095071
    --------                   ------                  ----------
(State of Incorporation)      (Commission              (I.R.S. Employer
                              File Number)             Identification Number)

                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))









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


NATIONAL SEMICONDUCTOR CORPORATION


Table of Contents

                                                                            Page

Section 2 - Financial Information
---------------------------------
Item 2.02       Results of Operations and Financial Condition                3

Section 8 - Other Events
------------------------
Item 8.01       Other Events                                                 3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                            3

Signature                                                                    4

Exhibits:
99.1            News release dated September 7, 2006 (Earnings)

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NATIONAL SEMICONDUCTOR CORPORATION


Item 2.02       RESULTS OF OPERATION AND FINANCIAL CONDITION

On September 7, 2006, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended August 27, 2006. The earnings news release, which has been attached as Exhibit 99.1, contains unaudited Condensed Consolidated Statements of Income, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP. The information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01       OTHER EVENTS

On September 7, 2006, the Company also announced in its news release that its Board of Directors had declared a cash dividend of $0.03 per outstanding share of common stock. The dividend is payable on October 10, 2006 to stockholders of record September 18, 2006.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

           (d) Exhibits

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1 News release dated September 7, 2006 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NATIONAL SEMICONDUCTOR CORPORATION


Dated: September 7, 2006                \s\Jamie E. Samath
                                        ------------------------
                                        Jamie E. Samath
                                        Corporate Controller
                                        Signing on behalf of the registrant and
                                        as principal accounting officer

Media Contact:                          Financial:
LuAnn Jenkins                           Long Ly
National Semiconductor                  National Semiconductor
(408) 721-2440                          (408) 721-5007


National Semiconductor Reports Results for First Quarter Fiscal 2007

o Q1 earnings per share came in at 35 cents compared to 24 cents per share in last year's Q1

o Record gross margin percentage improved to 61.7% vs. 56.2% in last year's Q1

o Q1 revenues were $541.4 million, down 5.4% from Q4 of Fiscal 2006 but 9.6% higher than Q1 of Fiscal 2006

o Revenue outlook for Q2 of Fiscal 2007 is down 2 to 5% sequentially mostly due to lower foundry revenues for divested businesses

SANTA CLARA, Calif. - September 7, 2006 - National Semiconductor Corporation (NYSE:NSM) today reported net income of $120.1 million, or 35 cents per share, on revenues of $541.4 million for the first quarter of fiscal 2007, which ended date August 27, 2006. National's first quarter of fiscal 2007 results included $23.9 million in pre-tax stock compensation expenses as the company began accounting for stock compensation under FASB Statement 123(R).

On a sequential basis, National's Q1 revenues declined 5.4 percent from the fourth quarter, when the company reported $572.6 million in revenues and earnings of 34 cents per share. Year over year, National's first quarter sales increased 9.6 percent from the first quarter of fiscal 2006, when the company reported sales of $493.8 million and earnings of 24 cents per share.



                                   -- more --

First quarter gross margin rose to a record 61.7 percent due to the enhanced mix of high-value analog products and included, for the first time, $2.5 million of stock compensation expense accounted for under FASB Statement 123(R). This compares to the 61.4 percent gross margin reported in Q4 of fiscal 2006 and 56.2 percent gross margin reported in Q1 of fiscal 2006.

"Our sales were impacted by lower-than-expected shipments to wireless handset and LCD flat-panel customers. As expected, our foundry sales for previously sold businesses were also down in the quarter," said Brian L. Halla, National's chairman and CEO. "In general, demand for our higher-margin standard linear products in the broad market held up in the quarter. This, along with disciplined expense management, allowed us to increase gross margin percentage and improve earnings per share."

Noteworthy Items
National's Q1 results included $23.9 million in pre-tax stock compensation expenses of which $2.5 million was included in cost of sales, and the remainder was included in operating expenses. This is the first quarter that National has reported stock compensation expensing under FASB Statement 123(R).

Booking Patterns for Q1, Fiscal 2007
National's total company bookings in the first quarter of fiscal 2007 were 13 percent lower than they were in the fourth quarter of fiscal 2006. This decrease was driven by lower orders from the distribution channel and wireless handset customers as well as from foundry activity supporting previously divested businesses. Regionally, first quarter bookings declined sequentially in all geographic areas. Total company billings exceeded bookings in the first quarter.

Outlook for Q2, Fiscal 2007
National anticipates that revenues in the second quarter will decrease approximately 2 to 5 percent from first-quarter levels mostly due to a decline in foundry revenues that support previously sold businesses. The company also anticipates that gross margin percentage in Q2 will be lower than Q1's gross margin percentage but should remain above 60 percent.


                                                              -- more --

Company Declares Dividend
The Company today declared a cash dividend of $0.03 per outstanding share of common stock. This dividend will be paid October 10, 2006 to shareholders of record at the close of business on September 18, 2006.

Special Note
This release contains forward-looking statements dependent on a number of risks and uncertainties pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These factors include, but are not restricted to, new orders received and shipped during the quarter, the degree of factory utilization, the sale of inventories at existing prices, and the ramp up and sale of new analog products. Other risk factors are included in the Company's 10-K for the year ended May 28, 2006 (see Outlook and Risk Factors sections of Management's Discussion and Analysis of Financial Conditions and Results of Operations).

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high-value analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, interface products and data conversion solutions. National's key analog markets include wireless handsets, displays and a variety of broad electronics markets, including medical, automotive, industrial, and test and measurement applications. Headquartered in Santa Clara, StateCalif., National reported sales of $2.16 billion for fiscal 2006, which ended May 28, 2006. Additional company and product information is available at www.national.com.



                                     # # #

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(in millions, except per share amounts)


                                                          Three Months Ended
                                                       --------------------------
                                                         Aug. 27,      Aug. 28,
                                                           2006         2005
                                                       ------------ -------------
  Net sales                                               $ 541.4      $ 493.8
  Cost of sales                                             207.1        216.1
                                                       ------------ -------------
  Gross margin                                              334.3        277.7
                                                       ------------ -------------

  Research and development                                   88.8         80.5
  Selling, general and administrative                        78.6         66.7
  Severance and restructuring expenses                        2.7         28.0
  Gain on sale of business                                    -          (24.3)
  Other operating income, net                                (1.3)        (1.0)
                                                       ------------ -------------

  Operating expenses, net                                   168.8        149.9
                                                       ------------ -------------

  Operating income                                          165.5        127.8
  Interest income, net                                       10.5          7.1
  Other non-operating expense, net                           (0.1)        (2.5)
                                                       ------------ -------------

  Income before taxes                                       175.9        132.4
  Income tax expense                                         55.8         46.8
                                                       ------------ -------------

  Net income                                              $ 120.1       $ 85.6
                                                       ============ =============

  Earnings per share:

  Net income:
       Basic                                             $  0.36      $  0.25
       Diluted                                           $  0.35      $  0.24

  Selected income statement ratios as a percentage of sales:
       Gross margin                                        61.7%        56.2%
       Research and development                            16.4%        16.3%
       Selling, general and administrative                 14.5%        13.5%
       Net income                                          22.2%        17.3%
       Effective tax rate                                  31.7%        35.3%





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NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(in millions)

                                                                      Aug. 27,                        May 28,
                                                                        2006                           2006
                                                                 --------------------            -------------------
 ASSETS
   Current assets:
      Cash and cash equivalents                                           $   840.3                    $   932.2
      Short-term marketable investments                                         -                          110.3
      Receivables                                                             195.6                        208.6
      Inventories                                                             195.7                        189.4
      Deferred tax assets                                                      81.5                         74.7
      Other current assets                                                     31.6                         25.3
                                                                 --------------------            -------------------

      Total current assets                                                  1,344.7                      1,540.5

   Net property, plant and equipment                                          622.6                        627.7
   Goodwill                                                                    57.3                         57.3
   Deferred tax assets                                                        184.1                        185.7
   Other assets                                                               112.9                         99.9
                                                                 --------------------            -------------------

   Total assets                                                            $2,321.6                     $2,511.1
                                                                 ====================            ===================

   LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities:
      Short term debt                                                     $    20.9                  $       -
      Accounts payable                                                         82.4                        108.8
      Accrued expenses                                                        127.7                        191.0
      Income taxes payable                                                    130.3                         98.5
                                                                 --------------------            -------------------

      Total current liabilities                                               361.3                        398.3

   Long-term debt                                                               0.2                         21.1
   Other noncurrent liabilities                                               165.5                        165.6
                                                                 --------------------            -------------------

      Total liabilities                                                       527.0                        585.0
                                                                 --------------------            -------------------

   Commitments and contingencies

   Shareholders' equity:
      Common stock                                                            162.1                        167.8
      Additional paid-in capital                                              259.1                        504.2
      Retained earnings                                                     1,486.3                      1,376.2
      Unearned compensation                                                     -                           (8.6)
      Accumulated other comprehensive loss                                   (112.9)                      (113.5)
                                                                 --------------------            -------------------

      Total shareholders' equity                                            1,794.6                      1,926.1
                                                                 --------------------            -------------------

   Total liabilities and shareholders' equity                              $2,321.6                     $2,511.1
                                                                 ====================            ===================



                                   -- more --

NATIONAL SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(in millions)

                                                                                       Three Months Ended
                                                                              --------------------------------------
                                                                                  Aug. 27,               Aug. 28,
                                                                                    2006                   2005
                                                                              ----------------       ---------------
      Net income                                                                  $   120.1               $   85.6
      Adjustments to reconcile net income with net cash
        provided by operating activities:
         Share-based compensation expense                                              23.9                    -
         Excess tax benefit from share-based payment arrangements                      (1.4)                   -
         Tax benefit associated with stock options                                      2.9                   23.3
         Depreciation, amortization and accretion                                      37.5                   43.2
         Loss on investments                                                            0.1                    2.2
         Share in net losses of equity-method investments                               -                      0.3
         Loss on disposal of equipment                                                  0.6                    1.7
         Gain on sale of business                                                       -                    (24.3)
         Noncash other operating expense, net                                           -                      0.1
         Other, net                                                                     0.7                   (0.9)
         Changes in certain assets and liabilities, net:
            Receivables                                                                13.2                  (30.1)
            Inventories                                                                (3.0)                  13.1
            Other current assets                                                       (6.2)                  (2.2)
            Accounts payable and accrued expenses                                     (81.3)                  16.6
            Current and deferred income taxes                                          26.2                   22.4
            Other noncurrent assets                                                     -                    (10.3)
            Other noncurrent liabilities                                               (0.1)                  11.9
                                                                              ----------------       ---------------

      Net cash provided by operating activities                                       133.2                  152.6
                                                                              ----------------       ---------------

      Cash flows from investing activities:
      Purchase of property, plant and equipment                                       (40.9)                 (12.8)
      Sale of business                                                                  -                     60.0
      Sale and maturity of available-for-sale securities                              110.8                    -
      Funding of benefit plan                                                          (6.6)                  (1.2)
      Other, net                                                                        0.8                   (1.1)
                                                                              ----------------       ---------------

      Net cash provided by investing activities                                        64.1                   44.9
                                                                              ----------------       ---------------

      Cash flows from financing activities:
      Payment on software license obligations                                          (8.4)                 (12.9)
      Excess tax benefit from share-based payment arrangements                          1.4                    -
      Issuance of common stock                                                         12.8                   91.1
      Purchase and retirement of treasury stock                                      (285.0)                (275.3)
      Cash dividends declared and paid                                                (10.0)                  (7.0)
                                                                              ----------------       ---------------

      Net cash used by financing activities                                          (289.2)                (204.1)
                                                                              ----------------       ---------------

      Net change in cash and cash equivalents                                         (91.9)                  (6.6)
      Cash and cash equivalents at beginning of period                                932.2                  867.1
                                                                              ----------------       ---------------

      Cash and cash equivalents at end of period                                    $ 840.3                $ 860.5
                                                                              ================       ===============

                                   -- more --

PART I. FINANCIAL INFORMATION
EARNINGS PER SHARE (Unaudited)
(in millions, except per share amounts)

                                                             Three Months Ended
                                                         ----------------------------
                                                           Aug. 27,        Aug. 28,
                                                             2006           2005
                                                         -------------- -------------
Earnings per share:
       Basic                                               $    0.36      $    0.25
       Diluted                                             $    0.35      $    0.24

  Net income used in basic and diluted
       earnings per share calculation                      $  120.1       $   85.6

  Weighted-average shares:
       Basic                                                  329.5          345.8
       Diluted                                                343.7          363.9



NOTES TO FINANCIAL STATEMENTS
(in millions)

                                                              Three Months Ended
                                                          ----------------------------
                                                             Aug. 27,      Aug. 28,
                                                               2006          2005
                                                          -------------- -------------
Other operating income, net
---------------------------
Net intellectual property income                              $ (0.6)        $ (0.7)
Other                                                           (0.7)          (0.3)
                                                          -------------- -------------
  Total other operating income, net                           $ (1.3)        $ (1.0)
                                                          ============== =============

Interest income, net
--------------------
Interest income                                              $  11.0        $  7.4
Interest expense                                                (0.5)         (0.3)
                                                          ------------- --------------

  Interest income, net                                       $  10.5        $  7.1
                                                          ============= ==============

Other non-operating expense, net
--------------------------------

Loss on investments                                           $ (0.1)       $ (2.2)
Share in net losses of equity-method
   investments                                                   -            (0.3)
                                                          ------------- --------------
  Total other non-operating expense, net                      $ (0.1)       $ (2.5)
                                                          ============= ==============





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